NATIONAL PENN BANCSHARES, INC.   |   News Release

DIVISION:

FOR RELEASE:     Immediate


CONTACT:         Gary L. Rhoads at (610) 369-6341


NATIONAL PENN BANCSHARES REPORTS RECORD FIRST QUARTER EARNINGS
--------------------------------------------------------------

         Boyertown, PA, April 15, 2003 ... National Penn Bancshares, Inc., the parent company of National Penn Bank, Panasia Bank N.A., Investors Trust Company, and Penn 1st Financial Services, Inc., reported an 18.5% increase in net income of $10.39 million for the first quarter of 2003 when compared to $8.77 million for the quarter ended March 31, 2002. Net income per diluted share for the first three months of 2003 was $0.45, a 9.8% increase over the $0.41 per diluted share reported for the first three months of 2002. These record quarterly earnings represent a return on average equity of 16.9% and a return on average assets of 1.38%.

         The company had total assets at March 31, 2003 of $3.28 billion and total deposits of $2.42 billion. The allowance for loan and lease losses as of March 31, 2003 was $46.7 million, which represents 2.21% of total loans outstanding of $2.11 billion.

         Highlights during the first quarter included the completion of the acquisition of FirstService Bank, Doylestown, PA on February 25, 2003. The company announced an agreement to sell its subsidiary, Panasia Bank, N.A., to Woori America Bank for $34.5 million. Subject to customary closing conditions, including regulatory approvals, this transaction is expected to be completed during the third quarter. National Penn Bancshares was again named, for a fifth consecutive year, to Staton Institute's list of America's Finest Companies, and National Penn's executive management was invited to be a first time presenter at Emerald Asset Management's Annual Groundhog Day Investment Forum on February 6, 2003.

         On March 26, 2003, the Board of Directors declared a quarterly cash dividend of $0.23 per share, payable May 17, 2003 to shareholders of record on April 30, 2003. National Penn Bancshares, Inc. has paid cash dividends without interruption for over 128 years.

         National Penn Bancshares, Inc. is a $3.3 billion company operating 65 community offices in southeastern Pennsylvania through National Penn Bank, including its FirstService Bank Division, and two community offices in southeastern Pennsylvania through Panasia Bank N.A. Panasia Bank N.A. also operates four community offices in the northern New Jersey marketplace and one office in Annandale, Virginia. Trust and investment management services are provided through Investors Trust Company; brokerage services are provided through Penn Securities, Inc.; mortgage banking activities are provided through Penn 1st Financial Services, Inc.; and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in NPBC's reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. NPBC cautions you not to place undue reliance on these statements. NPBC undertakes no obligation to publicly release or update any of these statements.

                                      # # #

National Penn Bancshares, Inc.

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)



Three Months Ended March 31,                                            2003                         2002
---------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                $3,283,414                    $2,702,722
Total deposits                                                               2,416,915                     1,998,047
Total loans and leases                                                       2,110,563                     1,842,985
Total shareholders' equity                                                     288,998                       197,601
Book value per share                                                             12.54                          9.49

---------------------------------------------------------------------------------------------------------------------
EARNINGS
---------------------------------------------------------------------------------------------------------------------
Total interest income                                                          $42,618                       $43,466
Total interest expense                                                          13,492                        16,684
---------------------------------------------------------------------------------------------------------------------
Net interest income                                                            $29,126                       $26,782
Provision for loan and lease losses                                              2,270                         3,950
---------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                                                    $26,856                       $22,832
Other income                                                                    10,058                         9,145
Other expenses                                                                  23,295                        21,007
---------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                     $13,619                       $10,970
Income taxes                                                                     3,229                         2,205
---------------------------------------------------------------------------------------------------------------------
Net income                                                                     $10,390                        $8,765
---------------------------------------------------------------------------------------------------------------------

Return on average assets                                                         1.38%                         1.29%
Return on average shareholders' equity                                           16.9%                         17.6%
Average shares - basic                                                      22,646,330                    20,814,528
Average shares - diluted                                                    23,191,747                    21,037,983

---------------------------------------------------------------------------------------------------------------------
PER SHARE
---------------------------------------------------------------------------------------------------------------------
Basic earnings                                                                   $0.46                         $0.42
Diluted earnings                                                                  0.45                          0.41
Dividends paid in cash (1)                                                        0.23                          0.21



 (1) Excludes the effect of shares issued for FirstService Bank
Financial information restated to include a 5% stock dividend issued December 27, 2002.






Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03                                 PAGE:  1 OF 7
Date    4/15/03
                                                                            AS OF             AS OF
BALANCE SHEET - ASSETS ($000s)                                            3/31/03            12/31/02

        Cash & Cash Equivalents                                              $ 133,073          $ 134,447
                                                                      -----------------  -----------------
        Trading Account Securities                                                   -                  -
                                                                      -----------------  -----------------
        Securities Available for Sale                                          858,727            733,774
                                                                      -----------------  -----------------
        Held to Maturity Securities                                                  -                  -
                                                                      -----------------  -----------------
        Other Securities                                                             -                  -
                                                                      -----------------  -----------------
        Total Securities                                                       858,727            733,774
                                                                      -----------------  -----------------
        Total Cash and Securities                                              991,800            868,221
                                                                      -----------------  -----------------
        Loans & Leases Held for Investment*                                  2,040,699          1,832,582
                                                                      -----------------  -----------------
        Loans & Leases Held for Sale*                                           69,864             52,992
                                                                      -----------------  -----------------
        Total Loans and Leases*                                              2,110,563          1,885,574
                                                                      -----------------  -----------------
        *Indicates data net of discount, gross of reserve
        Loan Loss Reserve                                                      (46,680)           (42,587)
                                                                      -----------------  -----------------
        Goodwill                                                                69,143             20,170
                                                                      -----------------  -----------------
        Other Intangibles                                                       10,706              1,211
                                                                      -----------------  -----------------
        Total Intangible Assets                                                 79,849             21,381
                                                                      -----------------  -----------------
        Mortgage Servicing Rights                                                    -                  -
                                                                      -----------------  -----------------
        Purchased Credit Card Relationships                                          -                  -
                                                                      -----------------  -----------------
        Real Estate Owned & Held for Investment                                    450                318
                                                                      -----------------  -----------------
        Other Assets                                                           147,432            125,355
                                                                      -----------------  -----------------
        Total Assets                                                       $ 3,283,414        $ 2,858,262
                                                                      -----------------  -----------------

BALANCE SHEET - LIABILITIES ($000S)
        Deposits                                                           $ 2,416,915        $ 2,112,640
                                                                      -----------------  -----------------
        Borrowings                                                             484,382            433,642
                                                                      -----------------  -----------------
        Trust Preferred Securities                                              63,250             63,250
                                                                      -----------------  -----------------
        Other Liabilities                                                       29,869             26,370
                                                                      -----------------  -----------------
        Total Liabilities                                                  $ 2,994,416        $ 2,635,902
                                                                      -----------------  -----------------

BALANCE SHEET - EQUITY ($000s)
        Redeemable Preferred Stock                                                 $ -                $ -
                                                                      -----------------  -----------------
        Preferred Equity                                                           $ -                $ -
                                                                      -----------------  -----------------
        Common Equity                                                        $ 288,998          $ 222,360
                                                                      -----------------  -----------------

MEMO ITEMS
        Accumulated other comprehensive income                                $ 23,535           $ 19,296
                                                                      -----------------  -----------------
        Publicly Reported Book Value Per Share (1)                             $ 12.54            $ 10.74
                                                                      -----------------  -----------------
        EOP Common Shares Outstanding (excluding Treasury shares)(1)        23,039,782         20,699,782
                                                                      -----------------  -----------------
        Treasury Shares Held By Company                                          5,100                  -
                                                                      -----------------  -----------------
        Did you announce a repurchase plan during this period?                      NO                 NO
                                                                      -----------------  -----------------
        Number of Shares to be Repurchased in Plan                           1,000,000          1,000,000
                                                                      -----------------  -----------------
        Number of Shares Repurchased During Period                             257,652            125,010
                                                                      -----------------  -----------------
        Average Price of Repurchased Shares                                      25.43              25.47
                                                                      -----------------  -----------------


        (1) restated for 5% stock dividend paid December 27, 2002.


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



Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03                                               PAGE:  2 OF 7

                                                                      FOR QUARTER          YEAR TO         YEAR
                                                                         ENDED              DATE           ENDED
INCOME STATEMENT ($000s)                                                3/31/03           12/31/03       12/31/02

        Interest Income                                                      $ 42,618        $ 42,618      $ 173,010
                                                                     -----------------  -------------- --------------
        Interest Expense                                                       13,492          13,492         63,446
                                                                     -----------------  -------------- --------------
        Net Interest Income                                                    29,126          29,126        109,564
                                                                     -----------------  -------------- --------------
        FTE adjustment                                                          1,994           1,994          7,754
                                                                     -----------------  -------------- --------------
        Net Interest Income (FTE)                                              31,120          31,120        117,318
                                                                     -----------------  -------------- --------------
        Loan Loss Provision                                                     2,270           2,270         14,000
                                                                     -----------------  -------------- --------------
        Investment Securities Trans.                                                -               -            214
                                                                     -----------------  -------------- --------------
        Nonrecurring Income                                                         -               -              -
                                                                     -----------------  -------------- --------------
        Nonrecurring Expense                                                        -               -              -
                                                                     -----------------  -------------- --------------
        Trading Account Income                                                      -               -              -
                                                                     -----------------  -------------- --------------
        Foreign Exchange Income                                                     -               -              -
                                                                     -----------------  -------------- --------------
        Trust Revenue                                                           1,299           1,299          5,314
                                                                     -----------------  -------------- --------------
        Service Charges on Deposits                                             3,307           3,307         12,656
                                                                     -----------------  -------------- --------------
        Mortgage Banking Income                                                 1,493           1,493          5,679
                                                                     -----------------  -------------- --------------
        Fee Income from Investment Product Sales                                  520             520          2,211
                                                                     -----------------  -------------- --------------
        Other Noninterest Income                                                3,439           3,439         13,773
                                                                     -----------------  -------------- --------------
        Total Noninterest Income(excludes securities gains/losses)             10,058          10,058         39,633
                                                                     -----------------  -------------- --------------
        Employee Comp. & Benefit Expense                                       13,555          13,555         49,132
                                                                     -----------------  -------------- --------------
        Occupancy & Equipment Expense                                           3,637           3,637         13,818
                                                                     -----------------  -------------- --------------
        Foreclosed Property Expense                                                 -               -              -
                                                                     -----------------  -------------- --------------
        Amortization of Intangibles                                               126             126            153
        (Excludes Servicing and Credit Card Intangibles)             -----------------  -------------- --------------

        Other Noninterest Expense                                               5,977           5,977         26,728
                                                                     -----------------  -------------- --------------
        Total Noninterest Exp.                                                 23,295          23,295         89,831
                                                                     -----------------  -------------- --------------
        Minority Interest Expense                                                   -               -              -
                                                                     -----------------  -------------- --------------
        Net Income Before Taxes                                                13,619          13,619         45,580
                                                                     -----------------  -------------- --------------
        Tax Provision                                                           3,229           3,229          9,346
                                                                     -----------------  -------------- --------------
        Net Inc. Before Extraordinary Items                                    10,390          10,390         36,234
                                                                     -----------------  -------------- --------------
        Extraordinary & After-Tax Items                                             -               -              -
                                                                     -----------------  -------------- --------------
        Net Income                                                           $ 10,390        $ 10,390       $ 36,234
                                                                     -----------------  -------------- --------------

        EARNINGS PER SHARE:

        Basic before extraordinary (1)                                         $ 0.46          $ 0.46         $ 1.74
                                                                     -----------------  -------------- --------------
        Diluted before extraordinary (1)                                       $ 0.45          $ 0.45         $ 1.72
                                                                     -----------------  -------------- --------------
        Basic after extraordinary (1)                                          $ 0.46          $ 0.46         $ 1.74
                                                                     -----------------  -------------- --------------
        Diluted after extraordinary (1)                                        $ 0.45          $ 0.45         $ 1.72
                                                                     -----------------  -------------- --------------
        Dividends per Common Share (1)                                         $ 0.23          $ 0.23         $ 0.85
                                                                     -----------------  -------------- --------------
        Average Shares Basic (1)                                           22,646,330      22,646,330     20,777,811
                                                                     -----------------  -------------- --------------
        Average Shares Diluted (1)                                         23,191,747      23,191,747     21,050,447
                                                                     -----------------  -------------- --------------
        Dividends on Preferred Stock ($000s)                                      $ -             $ -            $ -
                                                                     -----------------  -------------- --------------


        (1) restated for 5% stock dividend paid December 27, 2002.


Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03                                                 PAGE:  3 of 7

AVERAGE BALANCE SHEET ($OOOs)
                                                                     As of               For QTR              For QTR
                                                                     3/31/03          Ended 3/31/03        Ended 12/31/02
                                                                   (YTD AVG)            QTRLY AVG            QTRLY AVG
                                                                  ---------------    -----------------    -----------------
        Total Loans (net of unearned)                                  1,969,999            1,969,999            1,857,174
                                                                  ---------------    -----------------    -----------------
        Loan Loss Reserve                                                (44,572)             (44,572)             (43,186)
                                                                  ---------------    -----------------    -----------------
        Investment Securities (incl. trading assets)                     750,200              750,200              730,343
                                                                  ---------------    -----------------    -----------------
        Other Earning Assets                                              69,273               69,273              101,493
                                                                  ---------------    -----------------    -----------------

        Total Earning Assets (net of loan loss reserve)                2,744,900            2,744,900            2,645,824
                                                                  ---------------    -----------------    -----------------
        Total Assets                                                   3,007,109            3,007,109            2,877,224
                                                                  ---------------    -----------------    -----------------

        Savings                                                          131,212              131,212              122,194
                                                                  ---------------    -----------------    -----------------
        NOW Accounts                                                     422,020              422,020              378,229
                                                                  ---------------    -----------------    -----------------
        Money Market Accounts                                            537,837              537,837              483,849
                                                                  ---------------    -----------------    -----------------
        Certificates                                                     779,900              779,900              805,245
                                                                  ---------------    -----------------    -----------------

        Total Int. Bearing Deposits                                    1,870,969            1,870,969            1,789,517
                                                                  ---------------    -----------------    -----------------

        Non-Interest Bearing Deposits                                    346,410              346,410              333,136
                                                                  ---------------    -----------------    -----------------
        Total Deposits                                                 2,217,379            2,217,379            2,122,653
                                                                  ---------------    -----------------    -----------------

        Short-Term Borrowings                                            283,790              283,790              253,345
                                                                  ---------------    -----------------    -----------------
        Long-Term Borrowings                                             233,686              233,686              257,894
                                                                  ---------------    -----------------    -----------------
        Total Int. Bearing Liabilities
        (incl. non-int bearing deposits)                               2,734,855            2,734,855            2,633,892
                                                                  ---------------    -----------------    -----------------
        Total Int. Bearing Liabilities                                 2,388,445            2,388,445            2,300,756
                                                                  ---------------    -----------------    -----------------
        Total Shareholder's Equity                                       246,105              246,105              217,989
                                                                  ---------------    -----------------    -----------------





Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03                                           PAGE:  4 of 7


                                                                   FOR QUARTER       YEAR TO            YEAR
                                                                      ENDED            DATE            ENDED
CHARGEOFFS ($000s)                                                   3/31/03         12/31/03         12/31/02

        Loan Chargeoffs                                                  $ 2,807         $ 2,807         $ 15,786
                                                                 ---------------- ---------------  ---------------
        Recoveries on Loans                                                $ 705           $ 705          $ 2,166
                                                                 ---------------- ---------------  ---------------
        Net Loan Chargeoffs                                              $ 2,102         $ 2,102         $ 13,620
                                                                 ---------------- ---------------  ---------------

                                                                      AS OF           AS OF
ASSET QUALITY AND OTHER DATA ($000s)                                 3/31/03         12/31/02

        Nonaccrual Loans                                                $ 18,280        $ 14,639
                                                                 ---------------- ---------------
        Renegotiated Loans                                                     -               -
                                                                 ---------------- ---------------
        Other Real Estate Owned                                              450             318
                                                                 ---------------- ---------------
        Total Nonperforming Assets                                        18,730          14,957
                                                                 --------------------------------
        Loans 90+ Days Past Due & Still Accruing                             435             987
                                                                 ---------------- ---------------
        NPAs plus Loans over 90                                         $ 19,165        $ 15,944
                                                                 ---------------- ---------------

                                                                      AS OF           AS OF
REGULATORY CAPITAL DATA ($000s)                                      3/31/03         12/31/02

        Tier 1 Capital                                                 $ 248,067       $ 244,932
                                                                 ---------------- ---------------
        Tier 1 Ratio (%)                                                  10.28%          11.81%
                                                                 ---------------- ---------------
        Total Capital (Tier 1 + Tier 2)                                $ 278,438       $ 271,184
                                                                 ---------------- ---------------
        Total Capital Ratio (%)                                           11.54%          13.08%
                                                                 ---------------- ---------------
        Total Risk-Adjusted Assets                                   $ 2,413,361     $ 2,073,210
                                                                 ---------------- ---------------
        Tier 1 Leverage Ratio                                              8.51%           8.66%
                                                                 ---------------- ---------------

                                                                       AS OF
SUPPLEMENTAL DATA ($000s)                                             3/31/03


        1-4  Family Mortgage Loans Serviced For Others                 $ 120,031
                                                                 ----------------
        Propriety Mutual Fund Balances                                       $ -
                                                                 ----------------
        (Net Asset Value in $000s)
        Held to Maturity Securities (Fair Value)                             $ -
                                                                 ----------------
        Return on Avg. Assets                                              1.38%
                                                                 ----------------
        Return on Avg. Equity                                              16.9%
                                                                 ----------------
        Preferred Stock Dividends (total $ in period)                        $ -
                                                                 ----------------
        Common Stock Dividends (total $ in period)                       $ 4,767
                                                                 ----------------
        One Year Cumulative Repricing Gap                              $ 401,185
                                                                 ----------------
        EOP Employees (Full Time Equivalent)                                 995
                                                                 ----------------



Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03
                                                                              PAGE:  5 of 7
                                                                                  AS OF
PERIOD END BALANCES:                                                             3/31/03

Loan Breakdown: (regulatory)
        Commercial/Industrial                                                      $ 375,949
                                                                             ----------------
        Commercial Real Estate                                                       755,997
                                                                             ----------------
        Residential Mortgage (including multi-family)                                493,254
                                                                             ----------------
        Real Estate Construction (and Land Development)                              140,190
                                                                             ----------------
        Home Equity (revolving and 2nd lien)                                         238,366
                                                                             ----------------
        Consumer (Loans to Individuals)                                               51,295
                                                                             ----------------
        Bank Card                                                                          -
                                                                             ----------------
        Foreign                                                                            -
                                                                             ----------------
                                      (Other)                                         55,512
        ------------------------------                                       ----------------
        Total Loans (net of unearned)                                              2,110,563
                                                                             ----------------
        Investment Securities (incl. trading assets)                                 858,727
                                                                             ----------------
        Other Earning Asset                                                           29,221
                                                                             ----------------
        Total Earning Assets (net of loan loss reserve)                            2,951,831
                                                                             ----------------
        Total Assets                                                               3,283,414
                                                                             ----------------
Deposit Breakdown:
        Savings                                                                      140,262
                                                                             ----------------
        NOW Accounts                                                                 455,713
                                                                             ----------------
        Money Market Accounts                                                        595,045
                                                                             ----------------
        Certificates                                                                 573,238
                                                                             ----------------
        CDs>$100m                                                                    237,358
                                                                             ----------------
        Foreign CDs                                                                        -
                                                                             ----------------
                                      (as needed)                                          -
        ------------------------------                                       ----------------
Total Int. Bearing Deposits                                                        2,001,616
                                                                             ----------------
        Non-Interest Bearing Deposits                                                415,299
                                                                             ----------------
Total Deposits                                                                     2,416,915
                                                                             ----------------
        Short-Term Borrowings                                                        310,915
                                                                             ----------------
        Long-Term Debt                                                               236,717
                                                                             ----------------
Total Int. Bearing Liabilities (incl. non-int bearing deposits)                    2,964,547
                                                                             ----------------
Total Int. Bearing Liabilities                                                     2,549,248
                                                                             ----------------
Total Stockholders Equity                                                          $ 288,998
                                                                             ----------------



Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03
                                                                    PAGE:  6 of 7
                                                                           AS OF
PERIOD END BALANCES:                                                       3/31/03

Loan Breakdown: (internal)
        Business Purpose Loans                                             $ 909,606
                                                                    -----------------
        Residential Mortgage                                                 255,080
                                                                    -----------------
        Commercial Real Estate, Construction and Land Dev                    665,177
                                                                    -----------------
        Consumer (loans to Individual)                                       280,700
                                                                    -----------------
        Total Loans (net of unearned)                                     $2,110,563
                                                                    -----------------

Financial Update for NATL PENN BCSHS (NPBC) FOR 03/31/03


                                                                                          PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:                                                         AS OF
(Qtr Avg)                                                                               3/31/03
                                                                               Avg Balance     Yield

Total Loans (net of unearned)                                                   $ 1,969,999    6.83%
                                                                             ---------------  -------
Investment Securities (incl. trading assets)                                        750,200    6.07%
                                                                             ---------------  -------
Other Earning Assets                                                                 69,273    1.26%
                                                                             ---------------  -------

Total Earning Assets                                                              2,789,472    6.49%
                                                                             ---------------  -------
Total Earning Assets (net of loan loss reserve)                                   2,744,900    6.59%
                                                                             ---------------  -------
Total Assets                                                                      3,007,109    6.02%
                                                                             ---------------  -------

                                                                                              -------
Savings                                                                             131,212    0.70%
                                                                             ---------------  -------
NOWAccounts                                                                         422,020    1.17%
                                                                             ---------------  -------
Money Market Accounts                                                               537,837    0.97%
                                                                             ---------------  -------
Certificates                                                                        779,900    3.35%
                                                                             ---------------  -------

                                                                                              -------
Total Int. Bearing Deposits                                                       1,870,969    1.99%
                                                                             ---------------

Non-Interest Bearing Deposits                                                       364,410
                                                                             ---------------  -------
Total Deposits                                                                    2,235,379    1.66%
                                                                             ---------------  -------

                                                                                              -------
Short-Term Borrowings                                                               283,790    1.32%
                                                                             ---------------  -------
Long-Term Borrowings                                                                233,686    5.90%
                                                                             ---------------  -------
Total Int. Bearing Liabilities(incl. non-int bearing deposits)                    2,752,855    1.99%
                                                                             ---------------  -------
Total Int. Bearing Liabilities                                                    2,388,445    2.29%
                                                                             ---------------  -------
Total Shareholder's Equity                                                        $ 246,105
                                                                             ---------------  -------

                                                                                              -------
Net Yield on Earning Assets (net of loan loss reserve): (Margin)                               4.60%
                                                                                              -------
Net Yield on Earning Assets: (Margin)                                                          4.52%
                                                                                              -------


STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

              State       Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

              1. PA 67
              ------------                                                   ---------------
Total Number of Banking Offices                                                          67
                                                                             ---------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                         1
                                                                             ---------------
Total Number of ATMs                                                                     73
                                                                             ---------------

              2. NJ 4
              ------------                                                   ---------------
Total Number of Banking Offices                                                           4
                                                                             ---------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                         1
                                                                             ---------------
Total Number of ATMs                                                                      3
                                                                             ---------------

              2. VA 1
              ------------                                                   ---------------
Total Number of Banking Offices                                                           1
                                                                             ---------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                         0
                                                                             ---------------
Total Number of ATMs                                                                      1
                                                                             ---------------

Have you  restated  any prior  period's  financial  statements  for a pooling of
interest and/or a change in accounting  principles?     N                (Y/N)
Periods Restated on this report:_______________________________________ ________
Reason:    ____________________________________________________________ ________
